Exhibit 10.26

FIRST AMENDMENT TO

LIMITED GUARANTOR PLEDGE AGREEMENT

THIS FIRST AMENDMENT TO LIMITED GUARANTOR PLEDGE AGREEMENT, dated as of September 24, 2021 (this “First Amendment”), is by and among (a) Philip Falcone, an individual with a principal residence located at 22 East 67th Street, New York, NY 10065 (“Falcone”), (b) FFO 1 Trust (“FFO-1”), (c) FFO 2 Trust (“FFO-2”), (d) KORR Value, LP (“KORR”, and together with Falcone, FFO-1 and FFO-2, and each of their respective heirs, executors, administrators, representatives, successors and assigns, each, a “Pledgor”, and collectively, the “Pledgors”) and (e) Arena Investors, L.P., in its capacity as agent under the Purchase Agreement referred to in the Original Pledge Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Agent”).

RECITALS:

A.            Reference is made to the Limited Guarantor Pledge Agreement, dated as of February 17, 2021 (the “Original Pledge Agreement” and called together with this First Amendment and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), made by the Pledgors in favor of the Agent.

B.             The Pledgors and the Agent have agreed to amend the Original Pledge Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.              Capitalized terms used but not otherwise defined herein shall have the same meanings given to the in the Original Pledge Agreement.

2.              Schedule I to the Original Pledge Agreement is deleted in its entirety and replaced with a new Schedule I attached hereto and incorporated herein by reference. With effect from the date hereof, all references in the Pledge Agreement to Schedule I shall mean and be references to the new Schedule I attached hereto.

3.              Each Pledgor hereby confirms the grant to the Agent set forth in the Original Pledge Agreement of, and does hereby grant to the Agent, a security interest in and continuing lien on all of such Pledgor’s right, title and interest in and to all the Pledged Collateral to secure the Liabilities, in each case whether now or hereafter existing or in which such Pledgor now has or hereafter acquires an interest and wherever the same may be located, subject to the terms and  conditions of the Pledge Agreement and the other Transaction Documents. Each Pledgor represents and warrants that the attached supplement to Schedule I accurately and completely sets forth all information required to be provided pursuant to the Pledge Agreement, and that Pledged Collateral listed on Schedule I constitutes all of the equity interests of Madison Technologies, Inc. owned by such Pledgor, and each Pledgor hereby agrees that such supplement to Schedule I shall constitute part of Schedule I to the Pledge Agreement.

4.              Each reference in the Original Pledge Agreement to (a) “FFO 1 2021 Irrevocable Trust” is hereby amended and restated to read as “FFO I Trust” and (b) “FFO 2 2021 Irrevocable Trust” is hereby amended and restated to read as “FFO 2 Trust”.

5.              With effect from the date hereof, all references to the Pledge Agreement shall mean and be references to the Pledge Agreement as amended hereby. Other than as amended hereby, the Original Pledge Agreement shall remain in full force and effect.

6.              Each Pledgor hereby ratifies and reaffirms its obligations under the Original Pledge Agreement, as amended hereby, notwithstanding any errors in the names of, or signatories for, FFO I Trust or FFO 2 Trust contained in the Original Pledge Agreement.

7.              Each Pledgor agrees to promptly execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this First Amendment and perfect any security interest relating thereto.

8.              This First Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement. Each party hereto hereby adopts as an original executed signature page each signature page hereafter furnished by such party to the Agent (or an agent of the Agent) bearing (with the consent of the Agent) a facsimile signature by or on behalf of such party.

9.              This First Amendment and the Pledge Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, this First Amendment to Individual Guarantor Pledge Agreement has been duly executed as of the day and year first above written.

PLEDGORS:

/s/ Philip Falcone
Philip Falcone

FFO 1 TRUST

By:	/s/ Philip A. Falcone
Name:	Philip A. Falcone
Title:	Trustee

FFO 2 TRUST

By:	/s/ Lisa Maria Falcone
Name:	Lisa Maria Falcone
Title:	Trustee

KORR VALUE, LP

By: Korr Acquisition Group, Inc., its General Partner

By:	/s/ Kenneth Orr
Name:	Kenneth Orr
Title:	President

AGENT:

ARENA INVESTORS, L.P., as Agent
By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

Signature Page to First Amendment to Individual Guarantor Pledge Agreement

SCHEDULE I TO INDIVIDUAL GUARANTOR PLEDGE AGREEMENT

PLEDGED INTERESTS